UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 19, 2025

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 20, 2025, Texas Roadhouse, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2024.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 19, 2025, the Company’s Board of directors (the “Board”) adopted amended and restated Bylaws (the “Amended Bylaws”), effective on that date. The amendments effected by the Amended Bylaws:

●	change the voting standard for the election of directors in uncontested elections from a plurality to a majority voting standard, with a plurality vote standard retained for contested director elections;
●	change the voting standard for corporate actions other than the election of directors from a majority of the voting power present in person or by proxy and entitled to vote on the subject matter to a majority of votes cast;
●	clarify certain adjournment procedures in alignment with the Delaware General Corporation Law (“DGCL”);
●	eliminate the requirement to make a stockholder list available for examination at meetings of stockholders, as provided for by amendments to the DGCL, and provide for the availability of the stockholder list consistent with such amendments to the DGCL;
●	require stockholders seeking to nominate directors to certify compliance with the universal proxy rules adopted by the Securities and Exchange Commission, as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended; and
●	make other ministerial and conforming changes.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 8.01. OTHER EVENTS

On February 19, 2025, the Board approved the payment of the first quarter 2025 cash dividend of $0.68 per share of common stock. This payment will be distributed on April 1, 2025, to shareholders of record at the close of business on March 18, 2025.

Additionally, the Board approved a stock repurchase program under which the Board authorized the Company to repurchase up to $500 million of its common stock. This new stock repurchase program will commence on February 24, 2025 and any repurchases under such plan will be made by the Company through open market transactions. This stock repurchase program has no expiration date and replaces the previous stock repurchase program which was approved on March 17, 2022 with respect to the repurchase of up to $300 million of common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)         EXHIBITS

3.1	Amended and Restated Bylaws for Texas Roadhouse, Inc.
99.1	Press Release issued by the Company on February 20, 2025.
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

The information in this Current Report on Form 8-K at Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: February 20, 2025	By:	/s/ D. Christopher Monroe
D. Christopher Monroe
Chief Financial Officer

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